Q3 2019 Corporate Overview and Financial Results Q3 2019 Corporate Overview and Financial Results

Contents 3 Important information regarding forward-looking statements and use of non-GAAP financial measures 4 Q3 2019 Financial Highlights 16 2019 Outlook, 2020 Preliminary Outlook 19 About SVB 32 Financial Performance: Balance Sheet 43 Financial Performance: Income Statement 51 Capital 54 Glossary 55 Non-GAAP Reconciliations Q3 2019 Corporate Overview and Financial Results 2

Important information regarding forward-looking statements and use of non-GAAP financial measures Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance, and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. You can identify these and other forward- looking statements by the use of words such as “becoming,” “may,” “will,” “should,” "could," "would," “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “seek,” “expect,” “plan,” “intend,” the negative of such words, or comparable terminology. In this presentation, we make forward-looking statements discussing management’s expectations about, among other things: economic conditions; opportunities in the market; outlook on our clients' performance; our financial, credit, and business performance, including potential investment gains, loan growth, loan mix, loan yields, credit quality, deposits, noninterest income, and expense levels; our expected effective tax rate; and financial results, including the performance results of SVB Leerink for certain quarters in, and for the full year 2019, as well as 2020 and beyond. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may prove to be incorrect. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. Our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: market and economic conditions (including the general condition of the capital and equity markets, and IPO, M&A and financing activity levels) and the associated impact on us (including effects on client demand for our commercial and investment banking and other financial services, as well as on the valuations of our investments); changes in the volume and credit quality of our loans; the impact of changes in interest rates or market levels or factors affecting or affected by them, especially on our loan and investment portfolios; changes in the levels of our loans, deposits and client investment fund balances; changes in the performance or equity valuations of funds or companies in which we have invested or hold derivative instruments or equity warrant assets; variations from our expectations as to factors impacting our cost structure; changes in our assessment of the creditworthiness or liquidity of our clients or unanticipated effects of credit concentration risks which create or exacerbate deterioration of such creditworthiness or liquidity; variations from our expectations as to factors impacting the timing and level of employee share-based transactions; variations from our expectations as to factors impacting our estimate of our full-year effective tax rate; accounting changes, as required by Generally Accepted Accounting Principles (GAAP); and regulatory, tax or legal changes or their impact on us. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including (i) our latest Annual Report on Form 10-K; (ii) our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law. This presentation shall not constitute an offer or solicitation in connection with any securities. Use of Non-GAAP Financial Measures To supplement our financial disclosures that are presented in accordance with GAAP, we use certain non-GAAP measures of financial performance (including, but not limited to, non-GAAP core fee income, non-GAAP noninterest income, non-GAAP net gains on investment securities, non-GAAP non-marketable and other equity securities, non-GAAP noninterest expense and non-GAAP financial ratios) of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures (as applicable), provide meaningful supplemental information regarding our performance by: (i) excluding amounts attributable to non-controlling interests for which we effectively do not receive the economic benefit or cost of, where indicated, or (ii) providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, net income or other financial measures prepared in accordance with GAAP. Under the “Non-GAAP reconciliations” section at the end of this presentation, we have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP financial measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure. Please refer to that section for more information. Additionally, from time to time, we may make reference to the non-GAAP financial metric of Core EPS in our earnings call and other investor presentations. Non-GAAP Core EPS consists of our net income available to common stockholders less gains or losses on investment securities and equity warrant assets, net of tax, divided by our diluted weighted average common shares outstanding. Our management believes this measure to be a useful assessment of our performance as it relates to our core business because it excludes certain financial items where performance is typically subject to market or other conditions beyond our control. A reconciliation of Core EPS to the closest corresponding GAAP measure is not available with respect to future goals due to our inability to provide a quantitative reconciliation to such measure. Q3 2019 Corporate Overview and Financial Results 3

Q3 2019 Financial Highlights Q3 2019 Corporate Overview and Financial Results 4

Q3 2019: Solid operating environment, effective execution and robust client acquisition drove strong results Strong balance sheet growth and profitability EPS: Net Income: ROE: $5.15 $267M 18% YTD EPS +27% YTD Net Income +24% Strong profitability vs. 2018 vs. 2018 Q3'19 FINANCIAL HIGHLIGHTS $7.4B $0.4B -1.6% 5.2% client funds growth 1.4% loan growth Net interest income (Average vs. Q2) (Average vs. Q2) decrease due to lower rates 1 and other items (vs. Q2) $53M 23% Solid & stable Warrant and Core fee income Credit quality 2,4 investment gains growth (YoY) net of NCI2,3 1. Balance sheet growth drove an additional +$12M of NII, offset by -$11M for lower rates and -$9M for other items; see slide 11 for more details 2. Non-GAAP financial measure. See “use of non-GAAP Financial Measures” in our earnings release 3. Net gains on investment securities for Q3’19 were $29.8M 4. Excludes investment banking and commissions revenue Q3 2019 Corporate Overview and Financial Results 5

Q3'19 themes: strong performance and markets, effective execution and positive outlook 1. Healthy markets, robust client liquidity and strong execution fueling growth in our core business globally 2. Achieved target of 10% NII sensitivity1 3. Strong, sustained core fee income growth; solid warrant and investment securities gains 4. Continued stable credit and improving risk profile 5. Strong liquidity and capital provide flexibility; new $350 million share repurchase authorization2 6. Positive preliminary 2020 expectations with continued investment to drive growth 1) Estimated 12 month decline in net interest income on our static balance sheet based on a 100 bps parallel shift downward of the yield curve, all as of 9/30/19 Q3 2019 Corporate Overview and Financial Results 2) Effective for 12 months 6

Healthy markets and strong execution continue to fuel growth in core business 1,200+ new SVB clients in CLIENT VC/PE investment driving client Robust client acquisition COUNT Q3’19 liquidity driving share of a 35,000 growing market • 2019 VC investment of $97B 30,000 on track to easily exceed $100B for second successive year 2015–2019 CAGR: 25,000 • Continued trend toward fewer and 15% (Annualized) larger VC investments 20,000 Other • 2019 PE investment consistent with Private Bank strong 2018 PE/VC 15,000 Record VC-backed exit values VC-Backed 10,000 • YTD 2019 exit values exceeded $200B for the first time in a decade, Pre- driven by robust IPO market 5,000 VC-Backed • SVB clients have represented 70% 0 of US VC-backed Technology and 2015 2016 2017 2018 9/30/19 Life Science IPOs YTD Continued robust VC/PE activity, strong client funnel and acquisition, although competition remains intense Source for VC and PE data: Pitchbook-NVCA 3Q 2019 Venture Monitor, Pitchbook Q3 2019 Corporate Overview and Financial Results 3Q 2019 US PE Breakdown and company data 7

Robust client liquidity drove Q3'19 average total client funds growth of 5% to $150 billion Strong Q3’19 deposit growth of 8% ($4.2B) • $1.0B of growth in non-interest-bearing deposits • Deposit growth primarily driven by equity funding activity for our technology banking clients • Deposit beta in line with our expectations, but impact to interest-bearing deposits was partially offset by strong growth Healthy Q3’19 off-balance sheet client funds growth of 3.5% ($3.1B) • Maintained off-balance sheet client funds margin at 20 bps through two rate cuts • We expect 1 bps decline with each future 25 bps Fed Funds cut Period-end total client funds growth of 6% to $156 billion Q3 2019 Corporate Overview and Financial Results 8 $57.2 $53.0 $48.1 $49.7 $39.1 $42.7 $38.1 $39.6 $38.2 $35.2 Non-interest- Bearing Deposits $14.9 $18.1 $7.5 $8.5 $11.5 2017 2018 Q1'19 Q2'19 Q3'19 Interest-bearing Deposits

Loans on track for full-year outlook of mid-teens growth Loan growth in line with FY 2019 forecast INTEREST-EARNING ASSETS $29.8 Billions $28.4 $29.4 • Q3'19 loan growth weighted toward $25.6 quarter end $21.2 5.63% 5.65% 5.30% 5.24% Overall Loan Yield • Growth primarily from Private Equity 4.85% 5.10% capital call lending and Private Bank 4.77% 5.01% 4.72% 4.22% Loan Yield Loans, net of fees • Strong equity funding environment net of and interest unearned recoveries and out continued credit discipline income have been an ongoing headwind for 2017 2018 Q1'19 Q2'19 Q3'19 Technology Banking loan growth Q3 loan margin declines driven by rate headwinds, lower prepayment fees and recoveries vs. Q2, and market environment Loan growth and pipeline remain healthy with strong momentum going into Q4 Q3 2019 Corporate Overview and Financial Results 9 $27.6 $28.5 $25.5 $26.6 Fixed Income 2.58% 2.57% Yield 2.36% Fixed Income 1.88% Securities Cash & Equiv. 2017 2018 Q1'19 Q2'19

Strong growth in fixed-income securities portfolio; yields holding steady Fixed income yields flat in Q3; new purchase yields accretive to NII and driving lower asset sensitivity • Purchases of $5.4B at yields of 2.43%, the same as yields for bonds that matured in the quarter • Purchases at 6.4 year life, with 5.4 years duration • Impact of lower rates decreased duration of securities portfolio slightly to 3.4 years • Unrealized gain on fixed-income securities approaching $460M as of 9/30/19 We expect total securities yields to remain stable through end of 2019 Q3 2019 Corporate Overview and Financial Results 10

Q3'19 NIM compression primarily driven by strong balance sheet growth Short-term rate decreases accounted for 7 basis points of NIM compression during the quarter • Q4 NIM expected to be 3.25%–3.30% with stable rates (or 3.20%–3.25% with the October and December rate cuts implied by the forward curve as of 10/24/19) • 2019 net interest income outlook lowered to low double digits, in line with previous guidance on impact of rate cuts Q3 2019 Corporate Overview and Financial Results 11

We reduced NII sensitivity to our ~10% target

MODEL SENSITIVITY*

Static Balance Sheet

$50M (annualized)

Decline in pre-tax net interest income from -25 bps parallel shift

Assumption Differences

- Expectation of stable re-investment rates on investment securities
- Managing cash balances lower than period-end levels
- Expected performance consistent with our 2019 outlook

EXPECTED OUTCOME

Forecasted Scenario

$35-$45M (annualized)

Decline in pre-tax net interest income from 25 bps Fed Funds rate decrease

STRATEGIES IMPLEMENTED TO MANAGE SENSITIVITY:

Interest Rate Swaps

- Converting variable rate loans to fixed
- $4.0B of notional outstandings, up from $1.2B at the end of Q2

Deposit Price Strategy

- Adapting to declining market rates (deposit beta)
- Lower rate deposit beta of 50%-70%

Other Strategies

- Added $5.4B of fixed income securities in Q3, average 6 years in maturity
- $1.2B of loan portfolio includes active loan floors through 2020

With the two 25 bps Fed Funds rate decreases implied by the Forward Curve as of 10/24/19, we would expect 2019 full-year NII growth to be in the low double digits and NIM to be between 3.50% and 3.60%, likely at the bottom of each of those ranges

For more information, please refer to our sensitivity analysis included in our most recently filed quarterly reports pursuant to applicable SEC requirements. These estimates are reported on a pre-tax basis and are based on a static balance sheet and assumptions as of September 30, 2019. Actual results may differ. Simulations used to analyze interest-rate sensitivity may differ from actual results due to, among other things, differences in timing, frequency, and magnitude of changes in market rates; impact of competition; fluctuating business conditions and impact of strategies taken by management to mitigate these risks.

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Strong core fee income growth; solid warrant and investment securities gains Accelerating non-interest income growth provides an offset to lower rate environment • Core fee income growth remains strong – Q3’19 growth of 3.1% to $162.2M driven by strong FX and Card volumes and higher client fund balances • Strong Q3’19 warrant and investment securities gains of $53M from exits and funding events – YTD gains of $177M have already surpassed full year 2018 gains • Slower SVB Leerink revenues – Fees and commissions of $51M in Q3’19 following outstanding Q2’19 – Adjusting expectations for 2019 from lower M&A transaction revenue – Continued strong growth in market and solid market share Q3 2019 Corporate Overview and Financial Results 13

Credit remains stable with solid underlying trends; CECL adoption preliminary estimates

PROVISION FOR CREDIT LOSSES


$92M
$88M
$89M
Non-performing loans/ total gross loans
0.51%
0.34%
0.34%
Net charge-offs/ average total gross loans (annualized)
0.27%
0.22%
0.26%
2017
2018
2019 YTD

Growth in Private Equity capital call lines and Private Bank (now 63% of loan portfolio) continues to improve the risk profile of our loan portfolio

Day 1 Estimated CECL Impact (January 2020)

- Estimated increase in funded and unfunded credit commitment reserves of 7%-16% ($25-$60M pre-tax*) over current levels will be recorded to equity
- Estimated adoption adjustment driven by longer forecast horizon due to longer maturities of our technology and life science portfolios
- Partially offset by lower risk, shorter duration of Private Equity capital call lines
- Increased volatility in reserves expected going forward, depending on economic conditions and forecasts

* Preliminary estimate based on September 30, 2019 funded/unfunded credit portfolio; subject to change upon finalization of management's analyses

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Levers to drive profitable growth in a changing rate environment Leveraging Strong Capital Leveraging Deposit Investments in and Liquidity Investments in Pricing Growth Position Scalability • Continued investment in Use of products and Continued capital Investments in geographic expansion pricing to reprice and accretion provides people and systems shift excess deposits optionality to invest to enable continued • Enhancement of digital on or off balance sheet or return capital to growth at lower cost experience to drive client over time investors acquisition and deepen relationships • Diversification of business (investment banking, private banking, wealth management) We believe we can continue to deliver strong profitability and drive investment in our business in a lower rate environment Q3 2019 Corporate Overview and Financial Results 15

2019 full-year outlook1 2019 Full Year Outlook vs. 2018 Full Business Driver Change from 7/25/19 Year Results (10/24/19) Increase at a percentage rate in Average loans No change the mid teens Increase at a percentage rate in Outlook increased to low teens from previous Average deposits the low teens outlook of low double digits Increase at a percentage rate in Outlook decreased to low double digits from Net interest income the low double digits previous outlook of low teens Outlook decreased to between 3.50% and 3.60% Net interest margin Between 3.50% and 3.60% from previous outlook of between 3.60% and 3.70% Allowance for loan losses for total gross performing loans as Comparable to 2018 levels No change a % of total gross performing loans Between 0.20% and 0.40% of Net loan charge-offs No change average total gross loans Non-performing loans/total Between 0.30% and 0.50% of No change gross loans total gross loans 2 Increase at a percentage rate in Core fee income No change the low twenties Non-interest expense (excluding Increase at a percentage rate in expenses related to non- No change 2 the low teens controlling interests) Effective Tax Rate Between 26.0% and 28.0% No change Current full year 2019 outlook compared to 2018 results, including expected results of SVB Leerink Core fee income with Increase at a percentage rate in the Outlook decreased to high sixties from previous investment banking activities2,3 high sixties outlook of low seventies Non-interest expense with Increase at a percentage rate in the 2,3 No change investment banking activities mid thirties 1. Outlook assumes no future changes to Fed Funds rate. 2. Non-GAAP measure. 3. Current outlook for full year 2019 compared to 2018, including expected results of SVB Leerink reflective of the completed acquisition on January 4, 2019. Changes in outlook driven by lower Q3 2019 Corporate Overview and Financial Results investment banking revenues in Q3. 16 1 2019 Outlook Changes Prior (April 2019) New (July 2019) Improve Employee Enhance Risk Deposit Growth % Low double digits Low teens Enablement Management Enhance Client Improve Employee Enhance Risk Net Interest Income Low teens Low double digits ExperienceGrowth% Enablement Management Enhance Client Improve Employee Enhance Risk Net Interest Margin 3.60% - 3.70% 3.50% - 3.60% Experience Enablement Management Net Interest Margin Low seventies High sixties2

2020 Preliminary full-year outlook1 2020 Full Year Outlook vs. 2019 Full Year Outlook Business Driver (10/24/19) Increase at a percentage rate in Average loans the low teens Increase at a percentage rate in Average deposits the low double digits Increase at a percentage rate in Net interest income the low single digits Net interest margin Between 3.20% and 3.30% Between 0.20% and 0.40% of avg. Net loan charge-offs total gross loans 2 Increase at a percentage rate in Core fee income the low teens Non-interest expense (excluding expenses related to non- Increase at a percentage rate in controlling interests)2 the high single digits Current full year 2020 outlook compared to 2019 full year outlook, including expected results of SVB Leerink Core fee income with investment banking activities2 Increase at a percentage rate in the low teens Non-interest expense with investment banking activities2 Increase at a percentage rate in the high single digits With the two 25 bps Fed Funds rate decreases implied by the Forward Curve as of 10/24/19, we would expect 2020 full-year NII to be comparable to 2019 and NIM to be between 3.10% and 3.20%. 1. As of 10/24/2019; compared to 2019 full year outlook; assumes no future changes to Fed Funds rate; please see our most recent earnings release for complete information on management's assumptions and forecasts regarding this outlook. 2. Non-GAAP measure. Q3 2019 Corporate Overview and Financial Results 17

What we're watching

CONCERN	***OUR PERSPECTIVE***
Impact of Interest Rate Declines	**We have reduced our asset sensitivity to our target ~10%; we have flexibility on costs to manage profitability**
Competition	**We believe our access, networks and insights will continue to differentiate us, while our investments in products and capabilities will strengthen our competitive position globally**
Credit	**We have the lowest risk loan portfolio in our history with low-credit-content capital call and mortgage lending representing 63% of all loans**

svb Q3 2019 Corporate Overview and Financial Results
18

About SVB Q3 2019 Corporate Overview and Financial Results 19

SVB: a unique financial services company More than 35 years of focus on innovation companies, investors and influencers Robust client funds franchise Strong market position $65B assets Diversified revenue $30B loans Global presence $150B total client funds Average balances for Q3'19 Q3 2019 Corporate Overview and Financial Results 20

We serve theglobal Innovation Economy (Early Stage) Accelerator Revenue <$5M Q3 2019 Technology +LifeScience&Healthcare Corporate andFinancial Results Overview $5M-$75M Growth Revenue Corp Fin Revenue >$75M Venture Capital Private Equity Investors Investors, Executives Entrepreneurs, Individuals Influencers: 21 SVB 2014 4:3

Serving innovative companies and the investors and individuals behind them Silicon Valley SVB Private SVB Capital Bank Private venture Bank/Wealth SVB Leerink Global commercial investing Advisory Investment banking banking expertise, oversight Private banking and services focused on for innovators, and fund management investment strategies healthcare and life enterprises for influencers in the science companies and investors innovation ecosystem Q3 2019 Corporate Overview and Financial Results 22

Q3 2019 Corporate Overview and Financial Results 23

The power of the SVB platform MISSION VISION Increase our clients’ Be the most sought-after financial partner helping innovators, enterprises, and probability of success investors move bold ideas forward, fast. STRATEGY Deliver critical solutions, insights and connections to fast-growth innovation enterprises, investors and market influencers to accelerate their growth. VALUES STRATEGIC PRIORITIES We start with EMPATHY for others. Enhance Client Experience We speak and act with INTEGRITY. Improve Employee Engagement and Enablement We embrace DIVERSE perspectives. Strengthen Risk Management We take RESPONSIBILITY. Drive Business Unit Growth We keep LEARNING AND IMPROVING. Propel Business Transformation Q3 2019 Corporate Overview and Financial Results 24

Continued execution on our strategy through investment in growth and operating leverage KEY INVESTMENTS Transformation of business processes New opportunities for and implementation of revenue growth scalable solutions • Expanding product offerings • Enhance client experience • Improving product penetration • Improve employee enablement • Extending platform globally • Enhance risk management • Expanding Private Bank and • Optimizing cost efficiencies Wealth Advisory • Improving long-term growth efficiency Q3 2019 Corporate Overview and Financial Results 25

A strong, seasoned management team • Average tenure of 14 years at SVB • Diverse experience and skill sets to help direct our growth Dan Beck Greg Becker Marc Cadieux CHIEF FINANCIAL PRESIDENT AND CEO CHIEF CREDIT OFFICER OFFICER SVB FINANCIAL GROUP 27 years at SVB 2 years at SVB 27 years at SVB John China Phil Cox Mike Descheneaux PRESIDENT OF SVB CHIEF OPERATIONS PRESIDENT CAPITAL OFFICER SILICON VALLEY BANK 24 years at SVB 10 years at SVB 14 years at SVB Michelle Draper Chris Edmonds- Laura Izurieta CHIEF MARKETING Waters CHIEF RISK OFFICER OFFICER CHIEF HUMAN 3 years at SVB 6 years at SVB RESOURCES OFFICER 16 years at SVB Michael Zuckert GENERAL COUNSEL 6 years at SVB Q3 2019 Corporate Overview and Financial Results 26

Overview of Results Q3 2019 Corporate Overview and Financial Results 27

Key performance indicators Average Loans, Average Total Client Funds Net Interest Margin net of unearned income $143.3 $29.2 $123.2 $53.3 3.57% 3.60% $25.6 $48.1 $21.2 s $94.2 s $18.3 n $82.2 n $75.5 o $42.7 i $90.0 3.05% o $14.8 l i l $38.8 l i $36.3 l $75.1 i B B 2.72% $ $51.5 $ $39.2 $43.4 2.57% 15 16 17 18 19 15 16 17 18 19 5 6 7 8 9 0 0 0 0 0/ 0 0 0 0 0/ 01 01 01 01 /1 2 2 2 2 /3 2 2 2 2 /3 2 2 2 2 30 9 9 9/ TD TD D Y Y YT Avg. Deposits Avg. Client Investment Funds Net Interest Income Core Fees Noninterest Expense $1,894 $652 $1,188 $1,141 $1,011 s s $1,563 s $516 $178 $178 n n n $860 $1,420 $780 o o o $963 i i i l l l $379 l l l $474 i i i $316 $1,151 $265 M M M $ $ $1,006 $ 5 6 7 8 9 5 6 7 8 9 5 6 7 8 9 01 01 01 01 /1 01 01 01 01 /1 01 01 01 01 /1 2 2 2 2 30 2 2 2 2 30 2 2 2 2 30 9/ 9/ 9/ D D D YT YT YT Investment Banking Fees & Commissions SVB Leerink Expenses (SVB Leerink) Expenses, excluding SVB Leerink Core Fee Income, excluding SVB Leerink Q3 2019 Corporate Overview and Financial Results 28 * SVB Leerink includes total revenue of $189.0M consisting of interest income, noninterest income from investment banking and commissions and investment security gains from SVB Leerink Capital business. SVB Leerink pre-tax income, net of NCI, of $11.4M was recognized through September 30, 2019.

Quarterly highlights

	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19
Diluted earnings per share	$5.10	$4.96	$5.44	$6.08	$5.15
Net income available to common stockholders	$274.8M	$266.3M	$288.7M	$318.0M	$267.3M
Average assets	$56.5B	$57.6B	$57.5B	$60.7B	$65.3B
Change	*3.9%*	*1.9%*	*(0.2)%*	*5.5%*	*7.6%*
Average loans	$26.3B	$27.5B	$28.4B	$29.4B	$29.8B
Change	*5.9%*	*4.4%*	*3.3%*	*3.6%*	*1.4%*
Average deposits	$49.1B	$49.1B	$49.7B	$53.0B	$57.2B
Change	*2.3%*	*—%*	*1.3%*	*6.5%*	*8.1%*
Average off-balance sheet client investment funds	$79.6B	$85.0B	$87.4B	$89.7B	$92.8B
Change	*11.6%*	*6.9%*	*2.8%*	*2.6%*	*3.5%*
Average fixed income securities	$25.5B	$24.5B	$22.1B	$23.1B	$25.1B
Net interest margin	3.62%	3.69%	3.81%	3.68%	3.34%
Net interest income	$493.2M	$514.5M	$512.9M	$529.4M	$520.6M
GAAP non-interest income	$210.1M	$186.7M	$280.4M	$333.8M	$294.0M
Non-GAAP non-interest income, net of non-controlling interests[1]	$203.4M	$177.9M	$277.1M	$315.0M	$279.4M
Non-interest expense	$309.4M	$307.6M	$365.7M	$383.5M	$391.3M
Net charge-offs / Average total gross loans (annualized)	0.30%	0.20%	0.11%	0.23%	0.44%
Effective tax rate[2]	25.75%	28.28%	27.12%	27.25%	28.22%
Return on average SVBFG stockholders' equity (annualized)	22.46%	20.61%	22.16%	23.29%	18.27%
Return on average assets (annualized)	1.93%	1.83%	2.04%	2.10%	1.62%

1. Please see non-GAAP reconciliations at end of this presentation for more information.
2. Our effective tax rate is calculated by dividing income tax expense by the sum of income before income tax expense and net income attributable to noncontrolling interests.

svb Q3 2019 Corporate Overview and Financial Results 29

Annual highlights

	2015	2016	2017	2018	YTD 9/30/19
Diluted earnings per share	$6.62	$7.31	$9.20	$18.11	$16.67
Net income available to common stockholders	$343.9M	$382.7M	$490.5M	$973.8M	$874.0M
Average assets	$40.8B	$44.0B	$48.4B	$55.2B	$61.2B
Change	*23.9%*	*7.7%*	*10.0%*	*14.2%*	*10.8%*
Average loans	$14.8B	$18.3B	$21.2B	$25.6B	$29.2B
Change	*28.3%*	*23.8%*	*15.7%*	*21.1%*	*14.0%*
Average deposits	$36.3B	$38.8B	$42.7B	$48.1B	$53.3B
Change	*28.2%*	*6.8%*	*10.3%*	*12.5%*	*10.9%*
Average off-balance sheet client investment funds	$39.2B	$43.4B	$51.5B	$75.1B	$90.0B
Change	*30.6%*	*10.5%*	*18.8%*	*45.7%*	*19.8%*
Average fixed-income securities	$22.3B	$21.5B	$22.4B	$24.8B	$23.5B
Net interest margin	2.57%	2.72%	3.05%	3.57%	3.60%
Net interest income	$1,006.4M	$1,150.5M	$1,420.4M	$1,894.0M	$1,562.9M
GAAP non-interest income	$472.8M	$456.6M	$557.2M	$745.0M	$908.1M
Non-GAAP non-interest income, net of non-controlling interests[1]	$441.1M	$448.5M	$527.8M	$707.0M	$871.6M
Non-interest expense	$780.0M	$859.8M	$1,010.7M	$1,188.2M	$1,140.5M
GAAP operating efficiency ratio	53.50%	51.11%	45.02%	45.02%	46.15%
Net charge-offs / Average total gross loans	0.30%	0.46%	0.27%	0.22%	0.26%
Effective tax rate[2]	39.95%	39.55%	42.02%	26.52%	27.51%
Return on average SVBFG stockholders' equity	11.18%	10.90%	12.38%	20.57%	21.16%
Return on average assets	0.84%	0.87%	1.01%	1.76%	1.91%

1. Please see non-GAAP reconciliations at end of this presentation for more information
2. Our effective tax rate is calculated by dividing income tax expense by the sum of income before income tax expense and net income attributable to noncontrolling interests.

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Long-term financial objectives[1,2]

Strong, sustainable, smart growth

ROE
- ~15% in a *low rate* environment
- ~20% in a *normalized rate* environment

Core EPS[3]
- ~10% growth in a *flat rate* environment
- ~20% growth in a *rising rate* environment

Investments in growth & improved operating leverage

Normalized Rates
Mid-40% Core Efficiency Ratio[3]

Low Rates
Mid-50% Core Efficiency Ratio

Asset Sensitivity

<10% in down 100 bps scenario
>10% in up 100 bps scenario

Strong Capital & Liquidity

Bank Tier 1 Leverage ratio ~7-8%

Loan-to-Deposit ratio <70%

1. Excludes impact of SVB Leerink revenue and expense
2. Normalized rate environment represents Fed Funds rate above 2.5%, low rate environment represents Fed Funds at or below 2.5%
3. Non-GAAP measure

svb Q3 2019 Corporate Overview and Financial Results 31

Financial Performance (Balance Sheet) Q3 2019 Corporate Overview and Financial Results 32

A high quality balance sheet At 9/30/2019 Non-marketable securities2 (VC & LIHTC Investments) $1.2, 2% Borrowings $0.7, 1% Other $1.9 3% Fixed income Interest- securities bearing (AFS) $12.9 deposits Net loans $30.8 19% 1 $19.1 45% Non-interest- 31% bearing deposits Held-to-Fixed income $40.5 2 maturitysecurities 65% securities(HTM) $14.4 18% 21% $7.8B Cash $6.9 10% Other $2.0, 3% Period-end assets: $68.2B Period-end liabilities: $62.2B 1. Net loans represents gross loans net of the allowance for loan losses and unearned interest income. Gross loans at 9/30/2019 were $31.2B 2. Non-marketable securities net of non-controlling interests were $1 billion. Please see non-GAAP reconciliations at end of this presentation for more information. Q3 2019 Corporate Overview and Financial Results 33

Robust balance sheet growth Strong growth in loans and Non-interest-bearing deposits securities 68% of total deposits Period-End Assets Period-End Liabilities $80 $80 $68.2 $62.2 $60 $56.9 $60 $51.2 $51.7 $46.9 s $44.7 $44.7 s n n $41.4 $40.9 o o i i l $40 l $40 l l i i B B $20 $20 $0 $0 2015 2016 2017 2018 9/30/19 2015 2016 2017 2018 9/30/19 Cash and cash equivalents Non-interest-bearing deposits Available-for-sale securities Interest-bearing deposits Held-to-maturity securities Borrowings Non-marketable securities (primarily VC & LIHTC investments) Other liabilities Net loans Other assets Q3 2019 Corporate Overview and Financial Results 34 As of 9/30/2019

Total Client Funds Contributions by Niche1 At 9/30/2019 Deposits Off-Balance Sheet Client Investment Funds Life Science Early-Stage Technology &Life Science Early-Stage Life Science 15% Life Science Early-Stage Life H&e Healthcarealthcare Early-Stage Life Technology & Healthcare & Healthcare Science 2% Science 32% 9% 19% 2 International 20% Early-Stage Technology Early-Stage Private Bank Life Science & 28% Technology 3% 20% Healthcare Other 13% 1% International 2 U.S. PE/VC U.S. PE/VC 3% 12% 22% Private Bank 1% 1. Deposit and off-balance sheet client investment funds balances by portfolio is a management view of client niches. 2. International balances is a management view of client niches and does not tie to regulatory definitions for foreign exposure. International balances include clients across all client niches and life-stages, with International PE/VC representing 7% of total deposits and 2% of off-balance sheet client investment funds. Q3 2019 Corporate Overview and Financial Results 35

Q3'19: A high-quality investment portfolio • Liquid, primarily fixed-income portfolio, with a duration of 3.4 years • U.S. Treasuries make up 23% of investment portfolio Available-for-Sale Securities Held-to-Maturity Securities (Period-End) (Period-End) $20 $20 $16.4 $15.5 $14.4 $15 $12.6 $12.9 $15 $12.7 s $11.1 s n n o o i i $8.8 l $10 l $10 $8.4 l $7.8 l i i B B $5 $5 $0 $0 2015 2016 2017 2018 9/30/19 2015 2016 2017 2018 9/30/19 U.S. Treasury securities Agency-issued residential mortgage-backed securities U.S. agency debentures Municipal bonds and notes Agency-issued collateralized residential mortgage-backed securities – fixed rate Agency-issued commercial mortgage-backed securities Agency-issued collateralized residential mortgage-backed securities – variable rate Q3 2019 Corporate Overview and Financial Results 36

Q3'19: average loans grew 1.4% Growth driven primarily by Private Equity capital call and Private Bank mortgage lending $31.1 $30 $28.9 $29.2 $27.5 $28.3 s n $25 o i l l i $28.4 $29.4 $29.8 B $27.5 $20 $26.3 $15 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Average loans Period-end loans Q3 2019 Corporate Overview and Financial Results 37

A diversified loan portfolio (as of 9/30/2019) 1,2 Technology and Life Science/Healthcare Gross Loans: $31.2 billion Only $9.9 billion (32% of Gross Loans) Other $0.6 Private Bank 2% Early Stage Investor-dependent 1 $3.5 $1.6 (5%) Revenue: $0-$5M 11% Premium Wine Non-Early Stage Investor-dependent 2 $1.0 $1.9 (6%) Revenue >$5M 3% Software/ Internet Balance-sheet $6.1, 20% Balance dependent Sheet covered by current $2.4 (8%) assets; $0.8B Hardware is asset-based lending $1.4, 4% Life Science/ Healthcare Sponsored Buyout Cash flow dependent 1 $2.4, 8% $1.9 (6%) Private Equity/ Venture Capital 3 $16.3 Other Cash flow dependent 2 52% $2.1 (7%) Cash flow and hybrid 1. As of 9/30/2019; gross loans do not include deferred fees and costs. 2. Private Bank includes loans designated as Consumer Loans (including real estate secured loans) in our earnings releases and our Form 10-K and 10-Q reports. 3. Primarily capital call lines of credit Q3 2019 Corporate Overview and Financial Results 38

Our loan portfolio has evolved over time • Private Equity capital call lending has driven the majority of recent growth • This portfolio has historically been characterized by lower relative yields and exceptional credit quality Loans, net of unearned income $31.1 12% 11% o i $28.3 l $1.4 o 10% f t $2.4 10% r 9% 9% $1.2 o $23.1 $2.4 p $3.5 n 8% 8% a o $19.9 $1.2 $3.0 8% l f $1.8 o s $6.0 n $16.7 $1.2 $2.6 $6.2 % o s i $1.9 l $14.4 6% a l $1.1 i $2.2 $1.7 6% s B $1.1 $6.2 n $10.9 a $1.3 $1.8 5% o $8.9 $1.3 $5.6 4% l e $7.0 $5.4 $16.3 g a $5.5 $5.0 $14.1 t $4.5 s $10.0 2% - y $4.1 l $3.3 $7.7 r $5.5 a $1.8 $2.5 $4.6 $1.4 $2.4 E $1.7 0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 9/30/19 Private equity/venture capital Hardware Software/internet Premium wine Private Bank Other Life science/healthcare Early-stage loans as % of loan portfolio Q3 2019 Corporate Overview and Financial Results 39

Private Equity capital call lines: High growth, diversification, low credit risk • High-quality, strong underwriting • Strong secondary markets PE/VC Fund Commitments by Investment Style and Industry* Investment Style Industry Other Energy PE - Real Estate Infrastructure Natural Resources PE - Other PE - Fund of Funds FinTech 3% 6% 8% 18% 4% Life Sciences PE - Debt Technology 8% 10% 36% Real Estate 9% 24% 17% PE - Growth VC Funds 10% 19% Industrial 13% 11% Consumer PE - Buyout Debt * PE/VC portfolio by investment style and industry is based on fund commitments as of 9/30/2019 Q3 2019 Corporate Overview and Financial Results 40

A history of high credit quality and resilience through market cycles 4% 3.32% 3% 2.64% 2% 1.07% 1% 1.15% 0.34% 0% 0.44% -1% 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 20 0/ 9/3 2000 2007 2018 Loan 48% Technology 47% Technology 26% Technology Portfolio 30% Early-Stage 14% Early-Stage 6% Early-Stage Statistics % of total loans % of total loans % of total loans Nonperforming loans as a % of total gross loans Net charge-offs as a % of average total gross loans Q3 2019 Corporate Overview and Financial Results 41

Expanding international business activity Average Loans Year Location Description opened $3.7 s n $2.8 o i l U.K. Full service branch 2012 l i $1.9 B $1.5 Business development and 2016 2017 2018 YTD'19 Israel representative office 2008 Average Total Client Funds Business development 2005 $14.1 office (Beijing) $12.8 Off-balance $2.8 sheet client $2.4 funds s $9.1 $11.3 n $7.7 $10.4 o i $1.4 China l SPD Silicon Valley Bank l i $1.1 $7.7 B $6.6 (joint venture, offices in 2012 Deposits Shanghai, Beijing, Shenzhen) 2016 2017 2018 YTD'19 Core Fee Income Hong Kong Representative office 2013 $54.0 s $48.6 n o Germany Branch (lending) 2018 i l l $33.8 i $28.6 M 2016 2017 2018 YTD'19 Canada Branch (lending) 2019 This slide reflects balances for international operations in U.K., Europe, Israel and Asia; Canada balances are reflected in our U.S. Technology Banking segmentation. The above is a management segment view and does not tie to regulatory definitions of foreign exposure Q3 2019 Corporate Overview and Financial Results 42 international deposits*

Financial Performance (Income Statement) Q3 2019 Corporate Overview and Financial Results 43

Q3'19: Net interest income decreased 1.6% Higher average earning assets, offset by lower yields $600 8% $523.6 $500 $400 s n o i l $300 4% l i M 3.34% $200 2.00% $100 $0 0% 06 07 08 09 10 '11 12 13 14 15 16 17 18 19 Q3' Q3' Q3' Q3' Q3' Q3 Q3' Q3' Q3' Q3' Q3' Q3' Q3' Q3' Net interest income* Net interest margin Federal Funds target rate * Net interest income is presented on a fully taxable equivalent basis to consistently reflect income from taxable loans and securities and tax-exempt securities based on the federal statutory tax rate (35 percent for periods prior to 2018 and 21 percent after 12/31/17) Q3 2019 Corporate Overview and Financial Results 44

Strong funding and exit markets driving recent strong investment securities and warrant gains[1]


Millions
$150
$100
$50
$0
$128.3
$57.3
$71.0
$81.3
$43.4
$37.9
$90.0
$35.4
$54.6
$139.0
$49.9
$89.1
$177.1
$69.9
$107.2
2015
2016
2017
2018
YTD'19
Net gains on equity warrant assets
Non-GAAP net gains on investment securities net of non-controlling interests[2]


Millions
$150
$100
$50
$0
$59.7
$25.6
$34.1
$18.5
$16.7
$46.9
$25.6
$21.3
$77.4
$29.1
$48.3
$52.8
$15.2
$37.6
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
Net gains on equity warrant assets
Non-GAAP net gains on investment securities net of non-controlling interests[2]

1. The gains (or losses) resulting from changes in valuations (fair values) of investment securities within our nonmarketable and other equity securities portfolio and equity warrant assets are currently unrealized. The extent to which such gains (or losses) will become realized are subject to a variety of factors including, among other things, performance of the underlying portfolio companies, investor demand for IPOs, fluctuations in the underlying valuation of these companies, levels of M&A activity, and legal and contractual restrictions on our ability to sell the underlying securities.
2. Please see non-GAAP reconciliations at end of this presentation for more information.

svb Q3 2019 Corporate Overview and Financial Results 45

Net warrant gains have more than offset early-stage charge-offs over time Aggregate warrant gains net of early-stage losses (2002 - YTD 9/30/19) $400 $270M $300 $200 s n $107 o $89 i $71 $71 l $100 l $55 i $46 $22 $23 $37 $19 $38 M $8 $3 $3 $11 $7 $0 $(3) $0 $(13) $(1) $(2) $(7) $(10) $(1) $(12) $(11) $(16) $(23) $(21) $(26)$(30) $(35) $(28) -$100 $(58) $(45) -$200 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 0 0 0 0 0 0 0 0 0 20 20 20 0 20 0 20 0 0 2 2 2 2 2 2 2 2 2 2 2 2 D 2 YT Net gains on equity warrant assets Early-stage net charge-offs Cumulative net gains (warrants less early-stage NCOs) Q3 2019 Corporate Overview and Financial Results 46

A history of strong core fee income growth • Broad based growth across core fee income products – Client investment fee growth from higher fund balances and rate increases – FX and credit card volume growth, partially offset by lower competitive spreads • Investment banking revenue and commissions from SVB Leerink (not included in Core Fee income) totaled $178 million year to date $516 $35 $474 s $32 n o $379 $130 i l l i $316 $137 M $42 $265 $76 $37 $65 $94 $86 $139 $117 2015 2016 2017 2018 YTD 9/30/19 Foreign exchange fees Lending related fees Credit card fees Client investment fees Deposit service charges Letters of credit / Standby LOC Q3 2019 Corporate Overview and Financial Results 47

Investment in growth and operating leverage driving non-interest expense • Client experience • People (staffing, employee enablement, performance-based incentive compensation) • Infrastructure improvements (banking, risk & compliance) Compensation and Benefits Expense Other Noninterest Expenses 1 3,309 2,685 2,396 2,225 $727 $715 $461 s 2,004 $606 $195 s $426 n $195 $404 n o i $514 o $121 l $184 i $346 l $474 l $119 i l $150 i $307 $120 M $48 $138 $207 $204 M $105 $52 $ $145 $97 $42 $55 $120 $40 $48 $50 $122 $325 $316 $40 $40 $78 $277 $35 $72 $72 $214 $244 $52 $66 $159 $83 $95 $122 $133 2015 2016 2017 2018 YTD 9/30/19 2015 2016 2017 2018 YTD 9/30/19 Salaries/wages and Incentive comp. other employee comp. plans Professional svcs. Premises & equip. Other employee Avg. full-time Net occupancy Business dev. incentives/benefits equivalent employees 2 Other expenses 1. 2019 includes 230 full-time equivalent employees from SVB Leerink 2. Includes costs for FDIC and state assessments, correspondent bank fees, lending and other client-related processing, telephone, data processing and other expenses; please see our quarterly filings for more information. Q3 2019 Corporate Overview and Financial Results 48

Core operating efficiency ratio has trended down over time, driven by strong revenue growth 60.5% 56.9% $2.6 55.1% $2.5 48.8% 46.2% 52.7% 53.5% 51.1% $2.0 46.1% 45.0% s n o i l l $1.6 i B $1.5 $1.2 $1.1 $1.0 $0.9 $0.8 2015 2016 2017 2018 YTD 9/30/19 GAAP Total revenue GAAP Noninterest expense GAAP Operating efficiency ratio Core Operating efficiency ratio* * Please see non-GAAP reconciliations at end of this presentation for more information Q3 2019 Corporate Overview and Financial Results 49

Industry-leading ROE Increase in 2019 ROE primarily from strong balance sheet growth and market activity resulting in higher earnings 20.57% 21.16% 12.38% 11.18% 10.90% 12.76% 12.08% 9.77% 8.17% 8.83% 2 2015 2016 2017 2018 YTD 9/30/19 SVB ROE Peers 1 1. “Peers” refers to peer group as reported in our proxy statements specific to the years reported and are subject to change on an annual basis. Peer ROE is the average of our peer group using data from S&P Global Market Intelligence. 2. Annualized Q3 2019 Corporate Overview and Financial Results 50

Capital Q3 2019 Corporate Overview and Financial Results 51

We are well capitalized - Holding Company • $500M Share Repurchase Program authorized in November 2018 and completed on July 1, 2019 • $350M Share Repurchase Program authorized in October 2019, effective for 12 months SVB Financial Group1 2015 2016 2017 2018 9/30/19 CET 1 risk-based capital 12.28% 12.80% 12.78% 13.41% 12.71% Tier 1 risk-based capital 12.83 13.26 12.97 13.58 12.86 Total risk-based capital 13.84 14.21 13.96 14.45 13.70 Tier 1 leverage 7.63 8.34 8.34 9.06 8.64 Tangible common equity to tangible assets2 7.16 8.15 8.16 8.99 8.38 Tangible common equity to risk-weighted 2 12.34 12.89 12.77 13.28 13.04 assets 1. All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent bank holding company consolidated reports on Form FR Y-9C. TCE/TA and TCE/RWA ratios are as reported in our most recent quarterly earnings releases. 2. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. Q3 2019 Corporate Overview and Financial Results 52

We are well capitalized - Bank • Pressure on Tier 1 Leverage ratio from exceptional deposit and total asset growth in 2015 • Bank capital ratios reflect dividends of $633M from Bank to SVBFG during the first nine months of 2019, $140M in 2018, $90M in 2017 and $40M in 2016 Silicon Valley Bank1 2015 2016 2017 2018 9/30/19 CET 1 risk-based capital 12.52% 12.65% 12.06% 12.41% 11.48% Tier 1 risk-based capital 12.52 12.65 12.06 12.41 11.48 Total risk-based capital 13.60 13.66 13.04 13.32 12.36 Tier 1 leverage 7.09 7.67 7.56 8.10 7.48 Tangible common equity to tangible assets2 6.95 7.77 7.47 8.13 7.36 Tangible common equity to risk-weighted assets2 12.59 12.75 11.98 12.28 11.82 1. All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent bank holding company consolidated reports on Form FR Y-9C. TCE/TA and TCE/ RWA ratios are as reported in our most recent quarterly earnings releases. 2. These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. Q3 2019 Corporate Overview and Financial Results 53

Glossary The following terms are used throughout this presentation to refer to certain SVB-specific metrics: Non-GAAP Measures (Please see non-GAAP reconciliations at the end of this presentation for more information) • Core EPS – Net income available to common stockholders less gains or losses on investment securities and equity warrant assets, net of tax; divided by diluted weighted average common shares outstanding. Our management believes this measure to be a useful assessment of our performance as it relates to our core business because it excludes certain financial items where performance is typically subject to market or other conditions beyond our control. A reconciliation of Core EPS to the closest corresponding GAAP measure is not available with respect to future goals, due to our inability to provide a quantitative reconciliation to such measure. • Core Fee Income – Fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. • Core Operating Efficiency Ratio – Calculated by dividing non-interest expense after adjusting for noninterest expense from SVB Leerink and NCI by total revenue, after adjusting for gains or losses on investment securities and equity warrant assets, SVB Leerink investment banking revenue and commissions and NCI. This ratio excludes income and expenses related to SVB Leerink and certain financial items where performance is typically subject to market or other conditions beyond our control. • Gains (losses) on Investment Securities, Net of Non-Controlling Interests – Net gains on investment securities include gains and losses from our non-marketable and other equity securities, which include public equity securities held as a result of exercised equity warrant assets, gains and losses from sales of our Available-For-Sale debt securities portfolio, when applicable, and carried interest. This measure excludes amounts attributable to noncontrolling interests for which we effectively do not receive the economic benefit or cost. Other Measures • Total Client Funds – The sum of on-balance sheet deposits and off-balance sheet client investment funds. • Fixed Income Securities – Available-for-sale ("AFS") and held-to-maturity ("HTM") securities held on the balance sheet. Acronyms • LIHTC – Low income housing tax credit funds • NCI – Non-controlling interests • NCO – Net charge-off • VC/PE – Venture Capital/Private Equity • NII – Net interest income • NIM – Net interest margin Q3 2019 Corporate Overview and Financial Results 54

Reconciliations Non-GAAP Q3 2019 Corporate Overviewand FinancialResults 55 SVB20144:3

Non-GAAP reconciliation*

Core fee income

Non-GAAP core fee income (dollars in thousands)	Quarter ended Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Mar 31, 2018
GAAP noninterest income	$113,502	$117,659	$128,528	$158,778	$152,266	$155,518
Less: gains on investment securities, net	9,976	15,970	17,630	15,238	15,765	9,058
Less: net gains on equity warrant assets	4,639	6,690	10,820	24,922	12,123	19,191
Less: other noninterest income	14,239	12,421	12,811	15,896	17,982	12,259
Non-GAAP core fee income	$84,648	$82,578	$87,267	$102,722	$106,396	$115,010

Non-GAAP core fee income (dollars in thousands)	Quarter ended Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019
GAAP noninterest income	$192,689	$210,070	$186,707	$280,376	$333,750	$294,009
Less: gains on investment securities, net	36,114	32,193	10,729	29,028	47,698	29,849
Less: net gains on equity warrant assets	19,061	34,141	16,749	21,305	48,347	37,561
Less: other noninterest income	14,390	12,022	13,187	11,897	17,245	13,631
Non-GAAP core fee income including investment banking revenue and commissions	$123,124	$131,714	$146,042	$218,146	$220,460	$212,968
Less: investment banking revenue	—	—	—	49,795	48,694	38,516
Less: commissions	—	—	—	14,108	14,429	12,275
Non-GAAP core fee income	$123,124	$131,714	$146,042	$154,243	$157,337	$162,177

Non-GAAP core fee income (dollars in thousands)	Year ended December 31, 2015	2016	2017	2018	YTD Sep 30, 2019
GAAP noninterest income	$472,794	$456,552	$557,231	$744,984	$908,135
Less: gains on investment securities, net	89,445	51,740	64,603	88,094	106,575
Less: net gains on equity warrant assets	70,963	37,892	54,555	89,142	107,213
Less: other noninterest income	47,004	50,750	59,110	51,858	42,773
Non-GAAP core fee income including investment banking revenue and commissions	$265,382	$316,170	$378,963	$515,890	$651,574
Less: investment banking revenue	—	—	—	—	137,005
Less: commissions	—	—	—	—	40,812
Non-GAAP core fee income	$265,382	$316,170	$378,963	$515,890	$473,757

* See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.

svb Q3 2019 Corporate Overview and Financial Results 56

Non-GAAP reconciliation* Non-marketable and other equity securities Non-GAAP non-marketable and other equity securities, net of non-controlling interests (dollars in thousands) Sep 30, 2019 GAAP non-marketable and other equity securities $1,150,094 Less: amounts attributable to non-controlling interests (142,182) Non-GAAP non-marketable and other equity securities, net of non-controlling interests $1,007,912 Composition of non-GAAP non-marketable and other equity securities, net of non-controlling interests (dollars in thousands) Sep 30, 2019 Non-marketable and other equity securities (fair value accounting): Consolidated venture capital and private equity fund investments $23,704 Unconsolidated venture capital and private equity fund investments 181,550 Investments without a readily determinable fair value 43,523 Other equity securities in public companies 56,081 Non-marketable securities (equity method accounting): Venture capital and private equity fund investments 122,550 Debt funds 7,153 China Joint Venture Investment 73,918 Other investments 80,405 Investments in qualified affordable housing projects, net 419,028 Total non-marketable and other equity securities $1,007,912 * See “Use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. Q3 2019 Corporate Overview and Financial Results 57

Non-GAAP reconciliation* Net gains on investment securities Quarter ended Non-GAAP net gains (losses) on investment securities Sep 30, Dec 31, Mar 31, Jun 30, Sep 30, (dollars in thousands) 2018 2018 2019 2019 2019 GAAP net gains on investment securities $32,193 $10,729 $29,028 $47,698 $29,849 Less: income attributable to noncontrolling interests, 6,641 8,965 3,436 18,598 14,640 including carried interest Non-GAAP net gains on investment securities, net of $25,552 $1,764 $25,592 $29,100 $15,209 noncontrolling interests Non-GAAP net gains (losses) on investment securities Year ended December 31, YTD (dollars in thousands) 2015 2016 2017 2018 Sep 30, 2019 GAAP net gains on investment securities $89,445 $51,740 $64,603 $88,094 $106,575 Less: income attributable to noncontrolling interests, 32,115 8,312 29,187 38,183 36,674 including carried interest Non-GAAP net gains on investment securities, net of $57,330 $43,428 $35,416 $49,911 $69,901 noncontrolling interests * See “Use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. Q3 2019 Corporate Overview and Financial Results 58

Non-GAAP reconciliation* Capital ratios Consolidated (SVBFG) TCE/TA and TCE/RWA Year ended December 31, Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios) 2015 2016 2017 2018 Sept 30, 2019 GAAP SVBFG stockholders’ equity $3,198,134 $3,642,554 $4,179,795 $5,116,209 $5,890,680 Less: Intangible assets — — — — 190,111 Tangible common equity (TCE) $3,198,134 $3,642,554 $4,179,795 $5,116,209 $5,700,569 GAAP Total assets $44,686,703 $44,683,660 $51,214,467 $56,927,979 $68,231,233 Less: Intangible assets — — — — 190,111 Tangible assets (TA) $44,686,703 $44,683,660 $51,214,467 $56,927,979 $68,041,122 Risk-weighted assets (RWA) $25,919,594 $28,248,750 $32,736,959 $38,527,853 $43,712,495 Tangible common equity to tangible assets 7.16% 8.15% 8.16% 8.99% 8.38% Tangible common equity to risk-weighted assets 12.34% 12.89% 12.77% 13.28% 13.04% Bank only TCE/TA and TCE/RWA Year ended December 31, Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios) 2015 2016 2017 2018 Sept 30, 2019 Tangible common equity (TCE) $3,059,045 $3,423,427 $3,762,542 $4,554,814 $4,918,767 Tangible assets (TA) $44,045,967 $44,059,340 $50,383,774 $56,047,134 $66,824,088 Risk-weighted assets (RWA) $24,301,043 $26,856,850 $31,403,489 $37,104,080 $41,597,959 Tangible common equity to tangible assets 6.95% 7.77% 7.47% 8.13% 7.36% Tangible common equity to risk-weighted assets 12.59% 12.75% 11.98% 12.28% 11.82% * See “Use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. Q3 2019 Corporate Overview and Financial Results 59

Non-GAAP reconciliation* Noninterest income 2 Non-GAAP non-interest income, net of non-controlling Quarter ended interests (dollars in thousands) Sep 30, 2018 Dec 31, 2018 Mar 31, 2019 Jun 30, 2019 Sep 30, 2019 GAAP noninterest income $210,070 $186,707 $280,376 $333,750 $294,009 Less: income attributable to noncontrolling interests, including 6,692 8,839 3,2481 18,736 14,568 carried interest Non-GAAP noninterest income, net of noncontrolling interests $203,378 $177,868 $277,128 $315,014 $279,441 Year ended December 31, YTD Non-GAAP Non-interest income, net of non-controlling interests (dollars in thousands) 2015 2016 2017 2018 Sep 30, 2019 GAAP noninterest income $472,794 $456,552 $557,231 $744,984 $908,135 Less: income attributable to noncontrolling interests, including carried interest 31,736 8,039 29,452 38,000 36,552 Non-GAAP noninterest income, net of noncontrolling interests $441,058 $448,513 $527,779 $706,984 $871,583 * See “Use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. Q3 2019 Corporate Overview and Financial Results 60

Non-GAAP reconciliation*

Non-GAAP core operating efficiency ratio

(Dollars in thousands, except ratios)		Year ended December 31, 2015	2016	2017	2018	YTD Sep 30, 2019
GAAP noninterest expense	A	**$ 779,962**	**$ 859,797**	**$1,010,655**	**$1,188,193**	**$ 1,140,510**
Less: amounts attributable to noncontrolling interests		828	524	813	522	692
Non-GAAP noninterest expense, net of noncontrolling interests		$ 779,134	$ 859,273	$1,009,842	$1,187,671	$ 1,139,818
Less: expense attributable to SVB Leerink		—	—	—	—	177,675
Non-GAAP noninterest expense, net of noncontrolling interests and SVB Leerink	B	**$ 779,134**	**$ 859,273**	**$1,009,842**	**$1,187,671**	**$ 962,143**
GAAP net interest income		$1,006,425	$1,150,523	$1,420,369	$1,893,988	$ 1,562,933
Adjustments for taxable equivalent basis		1,564	1,203	3,076	9,201	8,769
Non-GAAP taxable equivalent net interest income		$1,007,989	$1,151,726	$1,423,445	$1,903,189	$ 1,571,702
Less: income attributable to noncontrolling interests		8	66	33	30	41
Non-GAAP taxable equivalent net interest income, net of noncontrolling interests		$1,007,981	$1,151,660	$1,423,412	$1,903,159	$ 1,571,661
Less: net interest income attributable to SVB Leerink		—	—	—	—	961
Non-GAAP taxable equivalent net interest income, net of noncontrolling interests and SVB Leerink		$1,007,981	$1,151,660	$1,423,412	$1,903,159	$ 1,570,700
GAAP noninterest income		$ 472,794	$ 456,552	$ 557,231	$ 744,984	$ 908,135
Less: income attributable to noncontrolling interests		31,736	8,039	29,452	38,000	36,552
Non-GAAP noninterest income, net of noncontrolling interests		$ 441,058	$ 448,513	$ 527,779	$ 706,984	$ 871,583
Less: Non-GAAP net gains on investment securities, net of noncontrolling interests		89,445	51,740	64,603	88,094	69,901
Less: net gains on equity warrant assets		70,963	37,892	54,555	89,142	107,213
Less: investment banking revenue		—	—	—	—	137,005
Less: commissions		—	—	—	—	40,812
Non-GAAP noninterest income, net of noncontrolling interests and net of net gains on investments securities, net gains on equity warrants assets, investment banking revenue and commissions		$ 280,650	$ 358,881	$ 408,621	$ 529,748	$ 516,652
GAAP total revenue	C	**$1,479,219**	**$1,607,075**	**$1,977,600**	**$2,638,972**	**$ 2,471,068**
Non-GAAP taxable equivalent revenue, net of noncontrolling interests and SVB Leerink, net of net gains on investments securities, net gains on equity warrants assets, investment banking revenue and commissions	D	**$1,288,631**	**$1,510,541**	**$1,832,033**	**$2,432,907**	**$ 2,087,352**
GAAP operating efficiency ratio (A/C)		**52.73%**	**53.50%**	**51.11%**	**45.02%**	**46.15%**
Non-GAAP core operating efficiency ratio (B/D)		**60.46%**	**56.89%**	**55.12%**	**48.82%**	**46.09%**

* See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.

svb Q3 2019 Corporate Overview and Financial Results 61

Q3 2019 Find Find Find moleary@svb.com T 408 654 6364 M 650 255 9934 9934 255 650 M T6364 654 408 3005 3005 TasmanCA Clara, Santa Drive 95054 Head of Investor Relations Investor of Head Meghan O’Leary Meghan SVB SVB Corporate Overviewand FinancialResults onLinkedIn, Facebook and Twitter on LinkedIn, Facebook and and TwitterFacebook LinkedIn, on 62 SVB 2014 4:3